Exhibit 10.22


            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


     This Third Amended and Restated Stockholders' Rights Agreement (the "Agreement") dated as of May 29, 1996 is entered into by and among Metasyn, Inc., a Delaware corporation (the "Company"), Randall B. Lauffer (the "Founder"), the holders of shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), and warrants convertible into Series A Preferred, the holders of the Company's Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred"), and warrants convertible into Series B Preferred, the holders of Convertible Promissory Notes issued by the Company and convertible into shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred"), and warrants convertible into Series C Preferred, and the purchasers of the Company's Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred"), and warrants convertible into Series D Preferred listed on Schedule A hereto.

                                   WITNESSETH:

     WHEREAS, the Company, the purchasers of the Company's Series A Preferred (the "Series A Purchasers") and the purchasers of the Company's Series B Preferred (the "Series B Purchasers"), Dominion Ventures, Inc., a California corporation, and Dominion Fund II, a California limited partnership (together, "Dominion"), and the purchasers (the "Note Purchasers") of promissory notes dated May 26, 1995 and January 19, 1996 issued by the Company and convertible into shares of the Series C Preferred having an aggregate original principal amount of $3,015,862.02 (the "Notes") were parties to a certain Second Amended and Restated Stockholders' Rights Agreement dated as of January 19, 1996, pursuant to which the Series A Purchasers, Series B Purchasers, Dominion and the Note Purchasers were granted registration rights, rights of first refusal with respect to new equity offerings by the Company, and other rights with respect to certain actions proposed to be undertaken by the Company; and

     WHEREAS, this Agreement is entered into as a condition to the purchase by certain purchasers (the "Series D Purchasers") of the Company's Series D Preferred pursuant to a Series D Convertible Preferred Stock Purchase Agreement dated of even date herewith by and among the Series D Purchasers and the Company (the "Series D Purchase Agreement"); and

     WHEREAS, each of the parties hereto desires to set forth in a single agreement the registration rights, first refusal rights, and certain other rights of the Series A Purchasers, the Series B Purchasers, the Note Purchasers and the Series D Purchasers with respect to all of the shares of Preferred Stock (as defined herein) acquired or obtainable by the Purchasers (as defined herein) pursuant to the Purchase Agreements (as defined herein), by Dominion upon exercise of the Dominion Warrants (as defined herein), and upon the exercise of the Accel Warrants and the Bessemer Warrant (each as defined herein).

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     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the parties hereto agree as follows:

     1. Certain Definitions.

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Accel Warrants" means collectively the warrants exercisable for shares of Series D Preferred held by Accel Investors '93 L.P., Accel IV L.P., Accel Keiretsu L.P., Prosper Partners and Ellmore C. Patterson Partners.

     "Affiliate" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (a "Person") which directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.

     "Bessemer Warrant" means the warrant exercisable for Series D Preferred held by Bessemer Venture Partners III, L.P.

     "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     "Dominion Warrants" means the warrants exercisable for shares of Series A Preferred, Series B Preferred and Series C Preferred held by Dominion.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Founder's Shares" means the shares of the Company's Common Stock now owned and hereafter acquired by Randall B. Lauffer.

     "Preferred Stock" means collectively, the Series A Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred.

     "Purchase Agreements" means collectively the Series A Convertible Preferred Stock Purchase Agreement dated as of March 25, 1992, as amended, by and among the Company and the Series A Purchasers (the "Series A Purchase Agreement"), the Series B Convertible Preferred Stock Purchase Agreement dated as of March 4, 1994, as amended, by and among the Company and the Series B Purchasers (the "Series B Purchase Agreement"), the Convertible Promissory Note Purchase Agreement dated as of May 26, 1995, as amended

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by Amendment No. 1 to the Convertible Promissory Note Purchase Agreement
dated as of January 19, 1996, and the Series D Purchase Agreement.

     "Purchasers" means collectively the Series A Purchasers, the Series B Purchasers, the Note Purchasers and the Series D Purchasers.

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Registration Expenses" means the expenses described in Subsection 2.5.

     "Registrable Shares" means (i) the shares of Common Stock of the Company issued or issuable upon conversion of the Shares (as defined below), (ii) any shares of Common Stock of the Company acquired (directly or upon the conversion of securities convertible into shares of Common Stock or pursuant to the exercise of options, warrants or other rights) by the Securityholders (as defined below) pursuant to any preemptive rights or rights of first refusal contained in this Agreement or in any agreement contemplated by this Agreement, and (iii) any other shares of Common Stock of the Company issued in respect of the shares described in clauses (i) and (ii) hereof (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or any sale in any manner to a person or entity which, by virtue of Subsection 2.12 of this Agreement, is not entitled to the rights provided by Section 2. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares, even if such conversion has not yet been effected.

     "Securities" means the Shares (as defined below), the Accel Warrants, the Bessemer Warrant, the Dominion Warrants and the Notes.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Securityholders" means the Purchasers, Dominion, and any persons or entities to whom the rights granted under this Agreement are transferred by any Securityholders, their successors or assigns pursuant to Subsection 2.12 hereof.

     "Shares" shall mean (i) all shares of Preferred Stock acquired pursuant to the Purchase Agreements and upon the exercise of the Accel Warrants, the Bessemer Warrant

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and the Dominion Warrants and (ii) the shares of Series C Preferred issued or issuable upon conversion of the Notes.

     2. Registration Rights.

          2.1 Sale or Transfer of Securities; Legend.

          (a) The Securities and the Registrable Shares and shares issued in respect of the Securities or the Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel (which may be counsel to the Company), reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Securityholder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or (ii) a transfer by a Securityholder to a Subchapter S corporation that is wholly-owned by such Securityholder, if, in either case, the transferee agrees in writing to be subject to the terms of this
Section 2 to the same extent as if he or it were an original Securityholder hereunder, and if the transfer complies with all federal and state securities laws and regulations promulgated thereunder.

          (c) Each certificate or other instrument representing the Securities and the Registrable Shares and shares issued in respect of the Securities or the Registrable Shares shall bear a legend substantially in the following form:

          "This security has not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until it has been registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

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     2.2 Required Registrations.

          (a) A Securityholder or Securityholders holding in the aggregate at least 40% of the Registrable Shares then held by all Securityholders may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Securityholder or Securityholders having an aggregate offering price of at least $7,500,000 (based on the then current market price or fair market value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Securityholders to participate shall be conditioned on such Securityholders' participation in such underwriting. Upon receipt of any request for registration pursuant to this paragraph (a), the Company shall promptly give written notice of such proposed registration to all other Securityholders. Such other Securityholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Securityholders may request in such notice of election, subject to the approval of the underwriter managing the offering. If in the written opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares owned by such holders which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares. Following a request for registration hereunder, the Company shall, as expeditiously as practicable, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), of all Registrable Shares which the Company has been requested to so register.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Securityholder or Securityholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares owned by such Securityholder or Securityholders having an aggregate offering price of at least $1,000,000 (based on the then current market price or fair value). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Securityholders. Such other Securityholders shall have the right, by giving written notice to the Company within 10 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Securityholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as practicable, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to register.

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          (c) The Company shall not be required to effect (x) more than one registration pursuant to paragraph (a) above or (y) during any 15-month period, more than two registrations pursuant to paragraph (b) above; provided that any registration effected under paragraph (a) above shall not be counted for the purpose of the foregoing limitation if the Company elects to sell stock pursuant to a registration at the same time as a registration is requested by Securityholders pursuant to paragraph (a), unless all Registrable Shares requested to be registered have been included therein and the inclusion of the Company shares, in the written opinion of the managing underwriter, does not reduce the offering price of the shares to be offered by the selling Securityholders. In addition, the Company shall not be required to effect any registration (other than on Form S- 3 or any successor form relating to secondary offerings) within 180 days after the effective date of any other Registration Statement of the Company.

          (d) If at the time of any request to register Registrable Shares pursuant to this Subsection 2.2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Securityholders may include Registrable Shares pursuant to Subsection 2.3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may direct, by a vote of a majority of the Company's Board of Directors which, for this purpose, shall include at least one of the directors designated by the Series B Purchasers, that such request be delayed for a period not in excess of 90 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once.

     2.3 Incidental Registration.

          (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Subsection 2.2) at any time and from time to time, it will, prior to such filing, give written notice to all Securityholders of its intention to do so and, upon the written request of a Securityholder or Securityholders given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Securityholder or Securityholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Securityholder or Securityholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Subsection 2.3 without obligation to any Securityholder.

          (b) In connection with any offering under this Subsection 2.3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting

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as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If in the written opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares which the managing underwriter believes may be sold without causing such adverse effect.
If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares; provided, however, that such requesting holders shall not have the participation rights conferred by this Subsection 2.3 if the underwriting relates to the initial public offering of the Company's securities. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

     2.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date;

          (c) as expeditiously as practicable furnish to each selling Securityholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and copies of such other documents as the selling Securityholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Securityholder; and

          (d) as expeditiously as practicable, use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Securityholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Securityholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Securityholder; provided, however, that the

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Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Securityholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Securityholders and, if requested, the selling Securityholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Securityholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Securityholders shall be free to resume making offers of the Registrable Shares.

     2.5 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under Subsections 2.2 and 2.3; provided, however, that if a registration is withdrawn at the request of the Securityholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Securityholders after the date on which such registration was requested) and if the requesting Securityholders elect not to have such registration counted as a registration requested under Subsection 2.2, the requesting Securityholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 2, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of one counsel selected by the selling Securityholders to represent the selling Securityholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Securityholders' own counsel (other than the counsel selected to represent all selling Securityholders).

     2.6 Indemnification. (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will, to the extent permitted by the Commission and the respective Securities Commissions of each State in which the Registrable Shares are to be sold, indemnify and hold harmless the seller of such Registrable Shares (which, for purposes of this paragraph (a), shall include each of its officers, directors, general partners and affiliated Securityholders), each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement

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under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission (i) made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof; or (ii) contained in a preliminary prospectus and corrected in a final or amended prospectus if such seller, underwriter or controlling person received such final or amended prospectus but failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability, in any case where such delivery is required by the Securities Act.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; and each seller of Registrable Shares, severally and not jointly, will reimburse the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, for any legal or any other expenses reasonably incurred by any such person or entity in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that (i) no seller of Registrable Shares will be liable in any such

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case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission contained in a preliminary prospectus and corrected in a final or amended prospectus if the Company received such final or amended prospectus and failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability, in any case where such delivery is required by the Securities Act, and (ii) in any event, the obligations of each Securityholder hereunder shall be limited to an amount equal to the proceeds to such Securityholder of Registrable Shares sold as contemplated herein.

         (c) Each party entitled to indemnification under this Subsection 2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     2.7 Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Subsection 2.2(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     2.8 Information by Holder. Each holder of Registrable Shares included in any registration shall promptly furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required from time to time in connection with any registration, qualification or compliance referred to in this Section 2.

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     2.9 "Stand-Off" Agreement. Each Securityholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Securityholder for a specified period of time (not to exceed 120 days) following the effective date of a Registration Statement relating to the initial public offering of the Company's Common Stock; provided, that (i) all officers and directors of the Company and all holders of more than five percent (5%) of the outstanding shares of Common Stock of the Company enter into similar agreements, and (ii) the Company shall use its best efforts to cause all holders of more than two percent (2%) of the outstanding shares of Common Stock of the Company to enter into similar agreements.

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

     2.10 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of holders of Securities converted or convertible into at least 51% of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would give any such holder or prospective holder the right to register or cause the registration of, any securities of the Company except for incidental registration rights which are subordinate to, or pari passu with, those provided to the Securityholders under Subsection 2.3 hereof.

     2.11 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, or (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     2.12 Transfers of Certain Rights.

          (a) The rights granted to a Securityholder under this Section 2 may be transferred by such Securityholder only to another Securityholder, to any Affiliate of the Company or to any person or entity that is acquiring Securities converted or convertible into at least Two Hundred Thousand (200,000) Shares or Registrable Shares; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

          (b) Transferees. Any transferee (other than a Securityholder) to whom rights under Section 2 are transferred pursuant to this Section 2.12 shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Securityholders under Section 2 of this Agreement to the same extent as if such transferee were a Securityholder hereunder.

          (c) Subsequent Transferees. A transferee to whom rights under Section 2 are transferred pursuant to this Subsection 2.12 may not again transfer such rights to any other person or entity, other than as provided in paragraphs (a) or (b) above.

          (d) Partners, Stockholders, Affiliates and Wholly-Owned S Corporations. Notwithstanding anything to the contrary contained in this Agreement, any Securityholder (i) which is a partnership or corporation may transfer rights granted to such Securityholder under this Section 2 to any partner, stockholder or Affiliate thereof or (ii) who is the sole owner of a Subchapter S corporation may transfer rights granted to such Securityholder under this Section 2 to such Subchapter S corporation, in either case to whom Securities are transferred pursuant to Subsection 2.1 and who delivers to the Company a written instrument in accordance with subparagraph (b) above and containing the representation that the transfer is exempt from registration under the Securities Act. In the event of such transfer, such partner, stockholder, Affiliate or corporation shall be deemed a Securityholder for purposes of this Subsection 2.12 and may again transfer such rights to any other person or entity which acquires Securities from such partner, stockholder, Affiliate or corporation, in accordance with, and subject to, the provisions of subparagraphs (a), (b) and (c) above.

     2.13 Termination of Registration Rights. The rights granted to the Securityholders under this Section 2 shall terminate and be of no further force and effect upon the earlier of (i) five years following the date on which shares of Common Stock of the Company are first offered to the public pursuant to a Registration Statement, or (ii) the date on which all Registrable Shares have become eligible for resale pursuant to Rule 144(k) under the Securities Act.

     3. Right of First Refusal.

          (a) The Company hereby grants to each Securityholder a right of first refusal to purchase, on a pro rata basis, all or any part of New Securities (as defined below) which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. Any Securityholder's pro rata share, for purposes of this Section 3, shall equal a fraction, the numerator of which is the number of shares of Common Stock then held by such Securityholder or issuable upon conversion or exercise of any Securities, convertible securities, options, rights or warrants then held by such Securityholder, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion or exercise of then outstanding Securities, convertible securities, options, rights or warrants.

          (b) "New Securities" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; provided, however, that the term "New Securities" does not include Preferred Stock or shares of Common Stock issuable upon conversion of the Securities issued and outstanding as of the date hereof;
(ii) securities offered to the public pursuant to a Registration Statement (as defined in Section 1); (iii) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or other reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation;
(iv) securities issued as a result of a stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock; (v) securities issued in connection with equipment lease transactions between the Company and unaffiliated third parties; or (vi) "Employee Shares" which, for purposes of this Agreement, shall consist of not more than 1,749,852 shares of Common Stock issued or issuable to employees, officers and directors of, or consultants to, the Company pursuant to agreements, plans or programs, or pursuant to rights, options or warrants granted under stock option plans, employee stock purchase plans, restricted stock plans or other employee stock plans or agreements, in each case approved by the Board of Directors of the Company.

          (c) In the event the Company intends to issue New Securities, it shall give each Securityholder written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. Each Securityholder shall have 10 days from the date of any such notice to agree to purchase all or part of its or his pro rata share of such New Securities for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased. Each Securityholder shall have a right of overallotment such that if any purchaser fails to exercise his or its right hereunder to purchase his or its total pro rata portion of New Securities, the other Securityholders may purchase such portion on a pro rata basis, by giving written notice to the Company within 5 days from the date that the Company provides written notice to the other Securityholders of the amount of New Securities with respect to which such nonpurchasing purchaser has failed to exercise its or his right hereunder.

          (d) In the event any Securityholder fails to exercise the foregoing right of first refusal with respect to any New Securities within such 10-day period (or the additional 5-day period provided for overallotments), the Company may within 120 days thereafter sell any or all of such New Securities not agreed to be purchased by the Securityholders, at a price and upon general terms no more favorable to the purchasers thereof than those specified in the notice given to each Purchaser pursuant to paragraph (c) above. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Securityholders in the manner provided above.

          (e) For purposes of this Section 3 (other than the notice provisions of paragraph (c)), "Securityholder" shall mean and include the partners, stockholders, officers or other Affiliates of a Securityholder, and, subject to compliance with applicable Federal and state securities laws, a Securityholder may apportion its pro rata share among itself and such partners, stockholders, officers and other Affiliates in such proportions as it deems appropriate.

                  (f) The covenants of the Company contained in Section 3 of this Agreement shall terminate, and be of no further force and effect, upon the closing of the Company's first public offering of Common Stock, pursuant to a Registration Statement (as defined in Section 1), in which the price per share to the public exceeds $6.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization) and the gross proceeds to the Company equal at least $15,000,000.

     4. Co-Sale Rights.

     4.1 Series B, C and D Preferred Stock. (a) Except for transfers permitted pursuant to Section 4.1(b) hereof, each of the Purchasers of the Company's Series B Preferred Stock, Series D Preferred Stock and Notes agrees that it will not transfer any Shares, whether now owned or hereafter acquired by such Purchaser, in any one or more transactions, until such Purchaser (the "Selling Purchaser") notifies the Purchasers of the Company's Series B Preferred Stock, Series D Preferred Stock and Notes (together, the "Offerees") of the proposed transaction and gives the Offerees the opportunity to include in the sale to the proposed transferee, upon the same terms and conditions offered to the Selling Purchaser by such transferee, its Shares. The number of Shares that the Selling Purchaser and the Offerees, respectively, shall be entitled to have included in such sale will be a number determined by multiplying the number of Shares proposed to be sold by the Selling Purchaser multiplied by a fraction, the numerator of which is the total number of Shares owned by the Selling Purchaser or Shares owned by the Offerees, as the case may be, and the denominator of which is the sum of the aggregate number of Shares then owned by the

Selling Purchasers and the number of Shares owned by the Offerees. For purposes of the foregoing formula, all options, warrants and convertible securities shall be deemed to have been exercised and/or converted into Common Stock at the applicable exercise price or conversion price. Each of the Offerees shall have a period of 15 days (the "Offer Period") from the date notice of such opportunity is received to give the Selling Purchaser written notice of its desire to participate in such sale, stating in such notice the number of Shares desired to be sold; and if no such notice is given within the Offer Period, such Offeree shall be deemed to have chosen not to participate. If one or more Offerees choose (or are deemed to have chosen) not to participate in such a sale, in whole or in part, the Selling Purchaser shall promptly notify all other participating Offerees, and such Offerees shall have the right, for a 5-day period beginning on the date of such notice, to increase the number of Shares they may sell pursuant to this Section 4.1, pro rata on the basis of the number of Shares held by all Offerees participating in such sale, in an aggregate amount equal to the number of Shares that such non-participating Offerees would have been entitled to sell had they participated.

          (b) Notwithstanding the foregoing, the provisions of this Section 4.1 shall be inapplicable to the following transactions:

               (i) A transfer of Shares held by a Purchaser, either during the Purchaser's lifetime or in death by will or intestacy, to a member of such Purchaser's immediate family or to a trust the beneficiaries of which are exclusively one or more of the group of persons consisting of such Purchaser and members of such Purchaser's immediate family. "Immediate family" as used herein shall mean the spouse, lineal descendant, father, mother, brother or sister of such Purchaser;

               (ii) The sale, assignment or transfer by way of bequest or inheritance upon the death of the Purchaser;

               (iii) The sale of Shares by a Purchaser's estate solely for purposes of paying estate taxes; or

               (iv) The assignment or transfer of Shares by a Purchaser to (A) any officer, director or partner of such Purchaser, (B) a subchapter S corporation wholly-owned by such Purchaser, (C) an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Purchaser, or (D) a person or entity acquiring at least Two Hundred Thousand (200,000) Shares or Registrable Shares;

provided, that in any event, any transferee of such Purchaser shall agree to be bound by this Agreement and shall so signify in writing.

     4.2 Founder's Shares. (a) Except for transfers permitted pursuant to
Section 4.2(b) hereof, the Founder agrees that he shall not transfer any shares of capital stock of the Company, whether now owned or hereafter acquired by him (the "Founder's Shares"), in any one or more transactions, until he notifies the Purchasers of the proposed transaction and gives the Purchasers the opportunity to include in the sale to the proposed transferee, upon the same terms and conditions offered to the Founder by such transferee, its Shares. The number of Founder's Shares and Shares that the Founder and the Purchasers, respectively, shall be entitled to have included in such sale will be a number determined by multiplying the number of Founder's Shares proposed to be sold by the Founder multiplied by a fraction, the numerator of which is the total number of Founder's Shares owned by the Founder or Shares owned by the Purchasers, as the case may be, and the denominator of which is the sum of the aggregate number of Founder's Shares then owned by the Founder and the number of Shares owned by the Purchasers. For purposes of the foregoing formula, all options, warrants and convertible securities shall be deemed to have been exercised and/or converted into Common Stock at the applicable exercise price or conversion price. Each of the Purchasers shall have a period of 15 days (the "Offer Period") from the date notice of such opportunity is received to give the Founder written notice of its desire to participate in such sale, stating in such notice the number of Shares desired to be sold; and if no such notice is given within the Offer Period, such Purchaser shall be deemed to have chosen not to participate. If one or more Purchasers choose (or is deemed to have chosen) not to participate in such a sale, in whole or in part, the Founder shall promptly notify all other participating Purchasers, and such Purchasers shall have the right, for a 5-day period beginning on the date of such notice, to increase the number of Shares they may sell pursuant to this Section 4.2, pro rata on the basis of the number of Shares held by all Purchasers participating in such sale, in an aggregate amount equal to the number of Shares that such non-participating Purchasers would have been entitled to sell had they participated.

          (b) Notwithstanding the foregoing, the provisions of this Section 4.2 shall be inapplicable to the following transactions:

               (i) A transfer of any or all of the Founder's Shares, either during the Founder's lifetime or in death by will or intestacy, to a member of the Founder's immediate family or to a trust the beneficiaries of which are exclusively one or more of the group of persons consisting of the Founder and members of the Founder's immediate family. "Immediate family" as used herein shall mean the spouse, lineal descendant, father, mother, brother or sister of the Founder;

               (ii) The sale, assignment or transfer by way of bequest or inheritance upon the death of the Founder; or

               (iii) The sale of the Founder's Shares by the Founder's estate solely for purposes of paying estate taxes;

provided, that in any event, any transferee of the Founder shall agree to be bound by this Agreement and shall so signify in writing.

          4.3 The covenants contained in this Section 4 shall terminate, and be of no further force and effect, with respect to each Purchaser upon the closing of a public offering of the Company's Common Stock, pursuant to a Registration Statement, in which the price per share sold to the public exceeds $6.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization) and the gross proceeds to the Company equal at least $15,000,000.

     5. Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

     6. Amendments. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or modified with the written consent of the Company and the holders of Securities converted or convertible into at least 66 2/3% of the Registrable Shares; provided that this Agreement may be amended or modified with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     7. Remedies. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the other parties may proceed to protect and enforce their rights either by suit in equity or by action at law, including an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement.

     8. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 71 Rogers Street, Cambridge, MA 02142-1118,
Attention: Michael D. Webb, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to William T. Whelan, Esq., Palmer & Dodge LLP, One Beacon Street, Boston, MA 02108.

     If to a Purchaser, at its address set forth on Schedule A hereto, or at such other address or address as may have been furnished to the Company in writing by such Purchaser, with a copy to Judith I. Jacobs, Esq., Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

     9. Entire Agreement. With respect to the subject matter hereof, this Agreement embodies the entire agreement and understanding between the Securityholders and the Company, and supersedes in their entirety all prior agreements and understandings relating to such subject matter, including but not limited to Section 9 of the Series A Purchase Agreement and Section 8 of the Series B Purchase Agreement.

     10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11. Headings. The headings of the Sections, Subsections, and Paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     12. Governing Law. The validity, performance and enforcement of this Agreement with respect to each of the parties shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of laws rule or provision that would cause the application of the laws of any other jurisdiction.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                  METASYN, INC.


                                  By:     /s/ Michael D. Webb
                                        --------------------------
                                  Name:       Michael D. Webb
                                  Title:        President




                                          /s/ Randall B. Lauffer
                                        --------------------------
                                            Randall B. Lauffer

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                              SUMMIT PHARMACEUTICALS
                              INTERNATIONAL CORPORATION


                              By:    /s/ A. Tamai
                                    --------------------
                              Name:  A. Tamai
                              Title: President and CEO


                              NIPPON SHOJI KAISHA, LTD.


                              By:   /s/ Kazuhiro Shibata
                                    --------------------
                              Name:  Kazuhiro Shibata
                              Title: Managing Director

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                              ACCEL IV L.P.


                              By: Accel IV Associates L.P.,
                                  its General Partner

                              By:    /s/ Luke Evnin
                                  --------------------------
                              Name:
                              Title: General Partner


                              ACCEL INVESTORS '93 L.P.


                              By: /s/ G. Carter Sednaoui
                                  --------------------------
                              Name:
                              Title: General Partner


                              ACCEL KEIRETSU L.P.


                              By: Accel Partners & Co., Inc.,
                                  its General Partner


                              By: /s/ G. Carter Sednaoui
                                  --------------------------
                              Name:
                              Title: General Partner


                              ELLMORE C. PATTERSON PARTNERS


                              By: /s/ Arthur C. Patterson
                                  --------------------------
                              Name:
                              Title: General Partner


                              PROSPER PARTNERS


                              By: /s/ G. Carter Sednaoui
                                  --------------------------
                              Name:
                              Title: Attorney-in-Fact

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                   BESSEMER VENTURE PARTNERS III L.P.


                                   By: Deer III & Co.,
                                   General Partner


                                   By: /s/ Robert H. Buescher
                                       --------------------------
                                   Name: Robert H. Buescher
                                   Title: General Partner


                                             *
                                   --------------------------
                                   Neill H. Brownstein


                                             *
                                   --------------------------
                                   G. Felda Hardymon


                                             *
                                   --------------------------
                                   Christopher Gabrieli


                                             *
                                   --------------------------
                                   Gabrieli Family Foundation


                                             *
                                   --------------------------
                                   David J. Cowan


                                             *
                                   --------------------------
                                   C. Samantha Chen


                                             *
                                   --------------------------
                                   Rachel J. Erickson


                                             *
                                  --------------------------
                                   Gautam A. Prakash

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                             *
                                 --------------------------
                                 John K. Rodakis


                                             *
                                 --------------------------
                                 Rodney A. Cohen


                                             *
                                 --------------------------
                                 Richard R. Davis


                                             *
                                 --------------------------
                                 Adam P. Godfrey


                                             *
                                 --------------------------
                                 Barbara M. Henagan


                                             *
                                 --------------------------
                                 Belisarius Corporation


                                             *
                                 --------------------------
                                 Quentin Corporation


                                             *
                                 --------------------------
                                 Diane N. McPartlin


                                             *
                                 --------------------------
                                 Robi L. Soni


                                             *
                                 --------------------------
                                 Robert J. S. Roriston


                                             *
                                 --------------------------
                                 Russell D. Sternlicht

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                             *
                                   --------------------------
                                   William T. Burgin


                                             *
                                   --------------------------
                                   Michael I. Barach


                                             *
                                   --------------------------
                                   Ravi Mhatre


                                   /s/ Robert H. Buescher
                                   --------------------------
                                   Robert H. Buescher


                                   * By: /s/ Robert H. Buescher
                                        --------------------------
                                   Name: Robert H. Buescher
                                   Title: Attorney-in-Fact


                                   BVP III SPECIAL SITUATIONS L.P.


                                   By: Deer III & Co.,
                                       General Partner


                                   By: /s/ Robert H. Buescher
                                   --------------------------
                                   Name: Robert H. Buescher
                                   Title: General Partner


                                   BRIMSTONE ISLAND CO. L.P.


                                   By:            *
                                        --------------------------
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT

                                   DOMINION VENTURES, INC.



                                   By:    /s/ Randolph D. Werner
                                       --------------------------
                                   Name:
                                   Title:


                                   DOMINION FUND II


                                   By:   /s/ Randolph D. Werner
                                       --------------------------
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT

                                   ROVENT II LIMITED PARTNERSHIP

                                   By: Advent International Limited Partnership,
                                       General Partner

                                   By: Advent International Corporation,
                                       General Partner

                                   By: /s/ Paal Gisholt
                                       --------------------------
                                   Name: Paal Gisholt
                                   Title: Investment Manager


                                   ADVENT PERFORMANCE MATERIALS LIMITED
                                   PARTNERSHIP

                                   By: Advent International Limited Partnership,
                                       General Partner

                                   By: Advent International Corporation,
                                       General Partner

                                   By:  /s/ Paal Gisholt
                                        --------------------------
                                   Name: Paal Gisholt
                                   Title: Investment Manager


                                   ADWEST LIMITED PARTNERSHIP

                                   By: Advent International Limited Partnership,
                                       General Partner

                                   By: Advent International Corporation,
                                       General Partner

                                   By:  /s/ Paal Gisholt
                                        --------------------------
                                   Name: Paal Gisholt
                                   Title: Investment Manager

                                SIGNATURE PAGE TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                   ADVENT PARTNERS LIMITED
                                   PARTNERSHIP

                                   By: Advent International Corporation,
                                       General Partner


                                   By: /s/ Paal Gisholt
                                       --------------------------
                                   Name: Paal Gisholt
                                   Title: Investment Manager


                                   FIDELITY VENTURES, LTD.
                                   by: Fidelity Capital Associates, Inc.
                                   (its General Partner)


                                   By: /s/ Neal Yanofsky
                                       --------------------------
                                   Name: Neal Yanofsky
                                   Title: Vice President

                                   Schedule A

                         Name and Address of Purchasers


Series A Purchasers

Summit Pharmaceuticals International
  Corporation
Hirose 2nd Bldg.
3-19 Kandanishikicho, Chiyoda-ku
Tokyo 101 Japan
Attn:    A. Tamai
         President and CEO

Nippon Shoji Kaisha, Ltd.
2-9, Kokumachi, 2-chome
Chuo-ku, Osaka, Japan
Attn:    Kazuhiro Shibata
         Managing Director



Series B Purchasers

Accel IV L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Investors '93 L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Keiretsu L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Ellmore C. Patterson Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111



Series B Purchasers (cont.)

Prosper Partners
c/o Accel Partners
One Palmer Square
Princeton, NJ  08542

Bessemer Venture Partners III, L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

BVP III Special Situations L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Neill H. Brownstein
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert H. Buescher
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

G. Felda Hardymon
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Christopher Gabrieli
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gabrieli Family Foundation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

David J. Cowan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

C. Samantha Chen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rachel J. Erickson
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gautam A. Prakash
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

John K. Roadakis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rodney A. Cohen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Richard R. Davis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Adam P. Godfrey
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590



Barbara M. Henagan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Belisarius Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Quentin Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Dominion

Dominion Ventures, Inc.
60 State Street
Boston, MA  02109

Dominion Fund II
60 State Street
Boston, MA  02109

Note Purchasers

Accel IV L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Investors '93 L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Keiretsu L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Ellmore C. Patterson Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Prosper Partners
c/o Accel Partners
One Palmer Square
Princeton, NJ  08542

Bessemer Venture Partners III L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

BVP III Special Situations L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert H. Buescher
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590


David J. Cowan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

C. Samantha Chen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rodney A. Cohen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Richard R. Davis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Adam P. Godfrey
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Belisarius Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Quentin Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

G. Felda Hardymon
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Christopher Gabrieli
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gabrieli Family Foundation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Diane N. McPartlin
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gautam A. Prakash
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robi L. Soni
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert J. S. Roriston
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Russell D. Sternlicht
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Series D Purchasers

Rovent II Limited Partnership
c/o Advent International
101 Federal Street
Boston, MA  02110

Advent Performance Materials Limited
Partnership
c/o Advent International
101 Federal Street
Boston, MA  02110

Adwest Limited Partnership
c/o Advent International
101 Federal Street
Boston, MA  02110

Advent Partners Limited Partners
c/o Advent International
101 Federal Street
Boston, MA  02110

Fidelity Ventures Ltd.
c/o Fidelity CAPITAL
82 Devonshire Street, R25C
Boston, MA  02109

Accel IV L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Investors '93 L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Keiretsu L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Ellmore C. Patterson Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Prosper Partners
c/o Accel Partners
One Palmer Square
Princeton, NJ  08542

Bessemer Venture Partners III L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

BVP III Special Situations L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert H. Buescher
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

David J. Cowan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rodney A. Cohen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590





Richard R. Davis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Adam P. Godfrey
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Belisarius Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Quentin Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

G. Felda Hardymon
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Christopher Gabrieli
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gabrieli Family Foundation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Diane N. McPartlin
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gautam A. Prakash
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robi L. Soni
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert J. S. Roriston
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Russell D. Sternlicht
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

William T. Burgin
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Brimstone Island Co. L.P.
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Michael Barach
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Ravi Mhatre
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Neill H. Brownstein
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Barbara M. Henagan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590